Note 9 - Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2016	Dec. 31, 2015
Notes to Financial Statements
Income Tax Disclosure [Text Block]
9.        Income Taxes

Provision for Income Tax

For interim periods, the Company estimates its annual effective income tax rate and applies the estimated rate to the year-to-date income or loss before income taxes. The Company also computes the tax provision or benefit related to items reported separately and recognizes the items net of their related tax effect in the interim periods in which they occur. The Company also recognizes the effect of changes in enacted tax laws or rates in the interim periods in which the changes occur.

The Company’s effective tax rate is 0% for the three months ended March 31, 2016 and 2015. The Company expects that its effective tax rate for the full year 2016 will be 0%.

12.	Income Taxes

No provision for income taxes has been recorded due to the net operating losses incurred from inception to date, for which no benefit has been recorded.

A reconciliation of the U.S. statutory income tax rate to the Company’s effective tax rate is as follows:

	Year Ended December 31,
	2015	2014

Income tax provision (benefit) at statutory rate	(34)%	(34)%
State income taxes, net of federal benefit	(6)%	(6)%
Merger transaction costs	0%	6%
Change in valuation allowance	39%	37%
Other	1%	(3)%
Effective tax rate	0%	0%

The components of the Company’s net deferred tax assets and liabilities are as follows (in thousands):

	December 31,
	2015	2014
Deferred tax assets:
Net operating loss carryforwards	$10,726	$5,770
Capitalized start up costs	7,225	7,751
Research and development credits	248	189
Accruals and reserves	497	169
Total deferred tax assets	18,696	13,879
Deferred tax liabilities:
Fixed assets and depreciation	(8)	(13)
Valuation allowance	(18,688)	(13,866)

Net deferred tax assets	$-	$-

The Company has recorded a full valuation allowance for its deferred tax assets based on it past losses and the uncertainty regarding the ability to project future taxable income. The valuation allowance increased by approximately $4,822,000 and $2,257,000 during the years ended December 31, 2015 and 2014, respectively.

As of December 31, 2015, the Company has net operating loss carryforwards for federal and state income tax purposes of approximately $26,927,000 and $26,915,000, respectively, which expire beginning in the year 2017.

The Company also has federal and California research and development tax credits of approximately $214,000 and $212,000, respectively. The federal research credits will begin to expire in 2027 and the California research and development credits have no expiration date.

The above net operating losses and research and development credits are subject to Sections 382 and 383 of the Internal Revenue Code. In the event of a change in ownership as defined by these code sections, the usage of the above mentioned net operating losses and research and development credits may be limited.

As of December 31, 2015, the Company had not accrued any interest or penalties related to uncertain tax positions.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in thousands):

	Year Ended December 31,
	2015	2014

Balance at the beginning of the year	$97	$83
Additions based upon tax positions related to the current year	31	14
Balance at the end of the year	$128	$97

If the ending balance of $128,000 of unrecognized tax benefits as of December 31, 2015 were recognized, none of the recognition would affect the income tax rate. The Company does not anticipate any material change in its unrecognized tax benefits over the next twelve months. The unrecognized tax benefits may change during the next year for items that arise in the ordinary course of business.

The Company files U.S. federal and state income tax returns with varying statutes of limitations. All tax years since inception remain open to examination due to the carryover of unused net operating losses and tax credits.